UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2018

iStar Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-15371	95-6881527
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1114 Avenue of the Americas, New York, New York 10036

(Address of Principal Executive Offices) (Zip Code)

(212) 930-9400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 16, 2018, iStar Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders in New York, New York for the purpose of: (i) electing six directors to hold office until the 2019 annual meeting of stockholders, (ii) ratifying the appointment of Deloitte & Touche LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2018 and (iii) considering, on an advisory basis, the compensation of its named executive officers. The final voting results for each of the proposals submitted to a vote of stockholders at the annual meeting are set forth below.

Proposal 1. Election of Directors: At the annual meeting, six directors were elected for terms continuing until the 2019 annual meeting of stockholders. For each nominee, the numbers of votes cast for, votes withheld and broker non-votes were as follows:

Name of Nominees	For	Withheld	Broker Non-Votes
Jay Sugarman	50,718,099	398,002	12,578,008
Clifford De Souza	50,855,977	260,124	12,578,008
Robert W. Holman, Jr.	43,523,815	7,592,286	12,578,008
Robin Josephs	49,364,836	1,751,265	12,578,008
Dale Anne Reiss	50,848,796	267,305	12,578,008
Barry W. Ridings	49,548,665	1,567,436	12,578,008

Proposal 2. Ratification of Independent Registered Public Accounting Firm: At the annual meeting, the stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The number of votes cast for and against the ratification of the selection of independent registered public accounting firm and the number of abstentions were as follows:

For	Against	Abstentions
63,154,133	419,534	120,442

Proposal 3. Stockholder Advisory (Non-Binding) Vote on Executive Compensation: At the annual meeting, the votes on a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers were as set out below. This proposal was not approved.

For	Against	Abstentions	Broker Non-Votes
17,959,119	27,225,429	5,931,553	12,578,008

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iSTAR INC.

By:	/s/ JAY SUGARMAN
	Name:	Jay Sugarman
	Title:	Chief Executive Officer

May 18, 2018

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